UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 29, 2019 (July 25, 2019)

Del Frisco’s Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35611	20-8453116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2900 Ranch Trail

Irving, Texas

(Address of principal executive offices, including zip code)

(469) 913-1845

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	DFRG	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously announced, on June 23, 2019, Del Frisco’s Restaurant Group, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Harlan Parent, Inc., a Delaware corporation (“Parent”), and Harlan Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent. On July 23, 2019, the Company filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement (the “Proxy Statement”) related to a special meeting of the Company’s stockholders to be held for the purpose of, among other things, voting on the Merger.

Litigation Related to the Merger

In connection with the Merger, after the Proxy Statement was filed, a putative class action complaint was filed in the United States District Court of Delaware, captioned Sabatini v. Del Frisco’s Restaurant Group, Inc. et al., Case No. 1:19-cv-01385-UNA (the “Complaint”). The Complaint was filed by a purported Company stockholder and is pending in the United Stated District Court of Delaware against the Company and the members of its Board of Directors. The Complaint generally alleges, among other things, that the defendants violated Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder by omitting material information from the Proxy Statement rendering it false and misleading. The Complaint seeks, among other things, an injunction against the Merger, or in the event the Merger is consummated, rescission and rescissory damages, additional disclosure of facts in the Proxy Statement relating to the Merger, a declaration from the court that the defendants violated federal securities laws, and costs (including attorneys’ and experts’ fees). Although the complaint requests injunctive relief, the plaintiff has not filed a motion to enjoin the Merger at this time. Additional similar lawsuits may be filed in the future. Each of the defendants believes that the plaintiff’s allegations in the Complaint lack merit and intend to vigorously defend against the Complaint and any subsequently filed similar actions. If additional similar complaints are filed, absent new or different allegations that are material, the Company will not necessarily disclose such additional filings. The foregoing description is qualified in its entirety by reference to the Complaint which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Additional Information and Where to Find It

In connection with the proposed Merger, the Company has filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement on Schedule 14A and expects to file with the SEC and furnish to its stockholders a definitive proxy statement on Schedule 14A, as well as other relevant documents concerning the proposed Merger. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each Company stockholder entitled to vote at the special meeting relating to the proposed Merger. The proxy statement will contain important information about the proposed Merger and related matters. STOCKHOLDERS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT THAT HOLDERS OF THE COMPANY’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING VOTING. This communication is not a substitute for the proxy statement or for any other document that the Company may file with the SEC and send to its stockholders in connection with the proposed Merger. The proposed Merger will be submitted to Company stockholders for their consideration.

Stockholders and securityholders of the Company will be able to obtain the proxy statement, as well as other filings containing information about the Company and the proposed Merger, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement (when available) and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by contacting the Company’s Investor Relations at investorrelations@dfrg.com or (203) 682-8253, or by going to the Company’s Investor Relations page on its website at https://investor.dfrg.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding the interests of the Company’s directors and executive officers and their ownership of shares of the Company’s common stock is set forth in the Company’s proxy statement on Schedule 14A filed with the SEC on April 16, 2019, and will be included in the Company’s definitive proxy statement to be filed with the SEC in connection with the proposed Merger, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed Merger, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in connection with the proposed Merger. Free copies of this document may be obtained as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

Certain statements in this current report on Form 8-K are forward-looking statements, including, without limitation, the statements made concerning the pending acquisition of the Company by Parent made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the Company’s stockholders and the receipt of certain regulatory approvals; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; (vi) risks related to diverting management’s attention from the Company’s ongoing business operations; (vii) the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction; (ix) uncertainties as to Parent’s ability to obtain financing in order to consummate the Merger; and (x) other risks described in the Company’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this Form 8-K or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, the Company does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Complaint, Sabatini v. Del Frisco’s Restaurant Group, Inc. et al., Case No. 1:19-cv-01385-UNA, filed on July 25, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Frisco’s Restaurant Group, Inc.

By:	/s/ Neil H. Thomson
Neil H. Thomson
Chief Financial Officer

Date: July 29, 2019